PREPAID AND OTHER CURRENT ASSETS, NET (Schedule of Allowance for Doubtful Accounts) (Details) - CNY (¥) ¥ in Thousands		12 Months Ended
		Dec. 31, 2017	Dec. 31, 2016
Allowance for doubtful accounts:
Balance at beginning of year		¥ (179,055)	¥ (195,254)
Addition	[1]	(2,690)	(1,727)
Decrease due to disposal of subsidiary	[2]	19,647	0
Written off	[3],[4]	150,886	17,926
Balance at end of year		¥ (11,212)	¥ (179,055)

[1]	Other addition of allowance during the years of 2017 and 2016 was mainly provided against third parties and former employees due to the remote recoverability.
[2]	Management considered the collectability of VAT refund was remote as a result of tax dispute between Ambow Online, Yuhua and the tax authority, as disclosed in Note 19(c), the Group provided a provision amounting to RMB 24,811 as of December 31, 2016. The Group disposed Ambow Online to a third party as at August 31, 2017, please see Note 27 for detail. VAT refundable of Ambow Online and the relative bad debt amount of RMB 19,647 were derecognized accordingly.
[3]	In the year ended December 31, 2017, bad debt provision of RMB 96,863 was written off after all collection efforts have been exhausted and the potential for recovery was remote; and the rest receivable of RMB 25,959 was net off with the payable after assessing the remote possibility to collect from and pay to Jinghan Group.
[4]	The balance represented Shenyang K-12’s amount due from its minority shareholder amounting to RMB 54,023, which was tuition fees that have been collected from students but were misappropriated by its minority shareholder. As of December 31, 2016, full provision was provided as the collectability was remote. As of December 31, 2017, such provision was written off after all collection efforts have been exhausted and the potential for recovery was remote.